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                                                                 Exhibit 10(UU)

PALMETTO FEDERAL SAVINGS and LOAN ASSOCIATION OF S.C.

GUARANTY BY CORPORATION


                    S.C.           , 1998


1. For valuable consideration, the receipt whereof by the undersigned is hereby acknowledged, and to induce PALMETTO FEDERAL SAVINGS & LOAN ASSOCIATION OF SOUTH CAROLINA (hereinafter, with its successors and assigns, referred to as the ASSOCIATION), at its option, at any time or from time to time, to extend financial accommodation, with or without security, to or for account of

                               STARMET CMI CORPORATION

(hereinafter referred to as the Borrower), or in respect of which the Borrower may be liable in any capacity (the term financial accommodation includes, but is not limited to, the granting of loans, notes, checks, drafts, bills of exchange, advances, credit, letters of credit or accommodation, or discount or purchase of, or loans on, accounts, leases, instruments, securities, documents, chattel paper and other security arrangements, or other property, or entering into exchange contracts, each such financial accommodation hereafter referred to as "Credit Arrangement"), the undersigned (if more than one, jointly and severally) hereby absolutely and unconditionally guarantee(s) to the Association, irrespective of the validity, regularity or enforceability of any instrument, writing, or arrangement relating to or the subject of any such financial accommodation or of the obligations thereunder and irrespective of any present or future law or order of any government (whether of right or in fact) or of any agency thereof purporting to reduce, amend or otherwise affect any obligation of the Borrower or other obligor or to vary the terms of payment, the prompt payment of any and all obligations under any and all Credit Arrangements when due from the Borrower to the Association now or hereafter, up to the amount plus interest and costs of collection as set out in paragraph two (2), whether at maturity or earlier by reason of acceleration or otherwise, or, if now due, when payment thereof shall be demanded by the Association, and, in case of one or more extensions of time or renewals, in whole or part, of any Credit Arrangement, that the same will be promptly paid when due, according to each such extension or renewal, whether at maturity or earlier by reason of acceleration or otherwise. It is specifically understood and agreed that the within Guaranty is a Guaranty of payment and not of collection. It is further specifically understood and agreed that this Guaranty is a continuing Guaranty that contemplates the possibility of one or more Credit arrangements between the Borrower and the Association now or in the future, payments of which are guaranteed by the undersigned under the terms of this agreement.

2. Notwithstanding the aggregate sums which may be or become payable by the Borrower to the Association under one of the Credit Arrangements at any time or from time to time, the liability of the undersigned hereunder shall not exceed

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     Four Hundred Ninety-Five Thousand Dollars ($495,000.00), plus such interest as may accrue thereon and, in addition, the undersigned agree(s) to pay the costs of collection, including legal expenses and attorney's fees, paid or incurred by the Association in collecting and/or enforcing the amount of the obligations of the Borrower guaranteed hereunder; and it is expressly understood that the obligations of the Borrower under the Credit Arrangements with the Association may at any time or from time to time be in an amount less than (including payment in full by the Borrower of obligations under Credit Arrangements with the Association) or greater than the amount guaranteed hereunder without affecting the validity of the continuing guaranty. It is specifically understood and agreed, moreover, that if and to the extent the Borrower's obligations as aforesaid at any time or from time to time exceed the amount guaranteed hereunder, and payments made upon any of these obligations by the Borrower shall be first considered payments upon that amount of the Borrowers indebtedness to the Association which exceeds the amount guaranteed and shall affect neither the liability of the undersigned to the Association for the amount guaranteed hereunder, nor the validity of the continuing Guaranty.

The undersigned agree(s) that whenever at any time or from time to time the undersigned shall make any payment to the Association hereunder on account of the amount guaranteed hereunder, the undersigned will notify the Association in writing that such payment is made under the Guaranty for such purpose. No payment by the undersigned pursuant to any provisions hereof shall entitle the undersigned by subrogation or otherwise to the rights of the Association to any payment by the Borrower guaranteed hereunder plus the costs of collection as aforesaid. Any and all payments made by the undersigned may be applied by the Association upon such obligations of the Borrower as the Association may determine.

3. The undersigned hereby consent(s) that from time to time, without notice to or further consent of the undersigned, payment of any obligation hereby guaranteed may be accelerated in accordance with any agreement between the Association and any party liable with respect thereto, or may be extended, or any Credit Agreement may be renewed or altered in whole or in part or any collateral therefor may be exchanged, surrendered or released in whole or in part, or otherwise dealt with as the Association may determine, and any of the acts mentioned in any Credit Arrangement may be done, and there may be created further Credit Arrangements between the Association and the Borrower without notice to or further consent of the undersigned, all without affecting the validity of the continuing Guaranty. The undersigned hereby waive(s) presentment, protest, demand, notice of dishonor or default, and all demands and notices of any kind in connection with the Guaranty or the Credit Arrangements between the Association and Borrower or with respect to any Security therefor.

4. This Guaranty shall continue in full force and be binding upon the undesigned and the estate (or, if more than one, the estates) of the undersigned notwithstanding the death of any of the undersigned or any Guarantor or any other party liable upon or in respect of any obligation hereby guaranteed; and neither disability nor bankruptcy of any one or more of the undersigned shall affect the continuing obligation of any other of the undersigned; and the Association may continue to act in reliance hereon until the receipt by the Association of written notice by registered mail from the undersigned, or, in the event of the death of any of the undersigned, from the legal representative or representatives of such decedent or

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decedents, not to give further financial accommodation in reliance hereon;
provided, however, that such notice will not affect the liability of the undersigned under the terms of the Guaranty for financial accommodation extended to the Borrower by the Association prior to said written notice by registered mail being received by the Association; provided also, that further financial accommodation shall not include any extension of time or renewal by the Association for payment of any Credit Arrangement existing at the time notice of revocation is received, it being expressly understood that the Association has the right to extend time for payment or renew the terms of said Credit Arrangements after receipt of written notice or revocation as aforesaid without affecting the liability of the undersigned under the terms of the Guaranty as to said extended or renewed Credit Arrangements.

5. The Association may assign this Guaranty or any of its rights and powers hereunder, with any or all of the obligations hereby guaranteed, and may assign and/or deliver to any such assignee any of the Security herefor and, in the event of such assignment, the assignee hereof or of such rights and powers and of such Security, if any of such Security be so assigned and/or delivered, shall have the same rights and remedies as if originally named herein in place of the Association, and the Association shall be thereafter fully discharged from all responsibility with respect to any such Security so assigned and/or delivered.

6. Notice of acceptance of this Guaranty and of the incurring of any and all of the obligations of the Borrower hereinbefore mentioned is hereby waived by the undersigned. All of the provisions hereof regarding the Security of the undersigned shall apply to the Security of any or all of them, if there be more than one of the undersigned. This Guaranty and all rights, obligations, and liabilities arising hereunder shall be construed according to the laws of the State of South Carolina. Unless the context otherwise requires, all terms used herein which are defined in the Uniform Commercial Code of South Carolina shall have the meanings therein stated.

7. As security for the amount guaranteed by the undersigned hereunder, the undersigned hereby grant(s) to the Association a security interest in, a general lien upon and/or right of set-off of the following (herein referred to as the Security): The balance of every deposit account, nor or hereafter existing, of the undersigned with the Association and any other claim of the undersigned against the Association, now or hereafter existing, and all money, instruments, securities, documents, chattel paper, credits, claims, demands and any other property, rights and interest of the undersigned, now or hereafter existing, which at any time shall come into the possession or custody or under the control of the Association or any of its agents, associates or correspondents, for any purpose, and shall include the proceeds, products and accessions of and to any thereof. The Association shall be deemed to have possession of any of the Security in transit to or set apart for it or any of its agents, associates or correspondents. The right is expressly granted to the Association, at its discretion, to file one or more financing statements under the Uniform Commercial Code of South Carolina (which the undersigned agree(s) to sign) naming any one or more of th undersigned as debtor(s) and the Association as secured party and indicating therein the types or describing the items of Security herein specified. The Association shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Security.

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8.   This is a guaranty of payment and not of collection.  The liability of the undersigned on this guaranty shall be direct and immediate and not conditioned or contingent upon the pursuit of any remedies against the Borrower or any other person, nor against securities or liens available to Lender, its successors, endorsees or assigns. The undersigned waives any right to require that an action be brought against the Borrower or any other person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Lender in favor of the Borrower or any other person. Upon failure of the undersigned to pay immediately all amounts due under this Guaranty upon demand as aforesaid, the undersigned agree(s) to pay all legal and other costs and expenses, including attorney's fees, paid or incurred by the Association in connection with the enforcement of this Guaranty. It is further expressly agreed that the Association, upon such default, may exercise its rights and remedies as a secured party as set out in paragraph (7) and it may also sell or cause to be sold, in one or more sales or parcels, for cash or on credit or future delivery, without assumption of any credit risk, all or any of the Security as described in paragraph seven (7). The right of the Association to sell the aforesaid Security and the disposition of proceeds therefrom shall be governed by the provisions of the Uniform Commercial Code of South Carolina, if applicable. Proceeds from the sale of any and all Security as aforesaid may be applied by the Association upon such obligation of the Borrower as the Association may determine. If the payment of any credit arrangement hereby guaranteed is secured by a mortgage on real estate each of the undersigned does hereby waive and relinquish any appraisal rights which any of them may have under
Section 29-3-680 through Section 29-3-760 South Carolina Code of Laws (1976) as amended and each understands and agrees that if the mortgagor elects to foreclose, a deficiency judgment, if pursued by the mortgagor, shall be determined by the highest price bid at the judicial sale of the mortgaged property.

9. The undersigned submits to the jurisdiction of the courts of the State of South Carolina. The undersigned does further consent to the service of process in any such action by certified or registered mail directed to the undersigned at the address herein set out and that any such service shall be complete three days after the same shall have been posted as aforesaid.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be duly executed by its proper officers this ____ day of _________________________, 199__.

NUCLEAR METALS, INC.


By: /s/ James M. Spiezio
    -----------------------------
       James M. Spiezio

         its V. President




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ATTEST:

  ______________________________
          Secretary